UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2025

GLOBAL INDEMNITY GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34809	85-2619578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 S. French Street
Suite 105
Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(302) 691-6276

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, no par value	GBLI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Transfer of Listing.

On October 21, 2025, Global Indemnity Group, LLC (the Company), acting pursuant to authorization from its Board of Directors (the Board) on October 20, 2025, notified the New York Stock Exchange (NYSE) of its intention to transfer the listing of the Company’s Class A Common Shares, no par value (the Class A Common Stock), from the NYSE to the Nasdaq Global Select Market of the Nasdaq Stock Market LLC (Nasdaq). The Company expects that listing and trading of the Class A Common Stock on the NYSE will end at market close on November 3, 2025, and that trading will begin on Nasdaq at market open on November 4, 2025.

The Class A Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the stock symbol “GBLI.”

Item 7.01	Regulation FD.

On October 21, 2025, the Company issued a news release in connection with the transfer of the listing of the Class A Common Stock to Nasdaq, a copy of which is furnished with this Current Report on Form 8-K (Current Report) as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	News Release of Global Indemnity Group, LLC (Furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Group, LLC

By:	/s/ Nathaniel D. DeRose
Nathaniel D. DeRose
Senior Vice President and Senior Counsel

Date: October 21, 2025